CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Comprehensive Income
Net Income	$ 5,483	$ 2,185	$ 4,278
Other Comprehensive Income (Loss)
Currency translation adjustments	81	85	106
Unrealized gain (loss) from available-for-sale securities	(94)	14	87
Total Other Comprehensive Income (Loss)	(13)	99	193
Total Comprehensive Income	$ 5,470	$ 2,284	$ 4,471